                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                    --------------------------------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  July 18, 2000


                        PLUM CREEK TIMBER COMPANY, INC.
              (Exact Name of Registrant as Specified in Charter)

         Delaware                 1-10239             91-1443693
(State or Other Jurisdiction    (Commission File   (I.R.S. Employer
       of Incorporation)        Number)            Identification No.)


               999 Third Avenue, Seattle, Washington 98104-4097
              (Address of Principal Executive Offices) (Zip Code)

                                (206) 467-3600
             (Registrant's Telephone Number, Including Area Code)


                                Not applicable
      (Registrant's Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

          On July 18, 2000, Plum Creek Timber Company, Inc. ("Plum Creek") and Georgia-Pacific Corporation ("Georgia-Pacific") announced that Plum Creek, Georgia-Pacific and North American Timber Corp., NPI Timber, Inc., GNN Timber, Inc., LRFP Timber, Inc., and NPC Timber, Inc., each a wholly owned subsidiary of Georgia-Pacific (each a "Spinco" and collectively "The Timber Company"), had entered into an Agreement and Plan of Merger, dated as of July 18, 2000 (the "Merger Agreement") pursuant to which (i) the shares of each of the Spincos will be distributed to the holders of shares representing interests in The Timber Company in redemption of all such outstanding shares and (ii) the merger of each of the Spincos with and into Plum Creek, with Plum Creek as the surviving corporation (the "Mergers").

          The transaction is subject, among other things, to approval by the shareholders of Plum Creek and The Timber Company, and receipt of a ruling from the Internal Revenue Service that the transaction is tax-free to Georgia-Pacific and Plum Creek, and to the shareholders of The Timber Company. The transaction is also subject to receipt of applicable governmental approvals and the satisfaction of customary closing conditions.

          The Merger Agreement and the joint press release issued by Plum Creek and Georgia-Pacific are incorporated by reference into this Item 2, and the foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

(c)  Exhibits:

      2.1 Agreement and Plan of Merger, dated as of July 18, 2000, by and among Plum Creek Timber Company, Inc., a Delaware corporation, Georgia-Pacific Corporation, a Georgia corporation and North American Timber Corp., NPI Timber, Inc., GNN Timber, Inc., LRFP Timber, Inc., and NPC Timber, Inc., each a Delaware corporation and a wholly owned subsidiary of Georgia-Pacific Corporation.

     9.1 Voting Agreement and Consent dated as of July 18, 2000, by and among Plum Creek Timber Company, Inc., a Delaware corporation,

          Georgia-Pacific Corporation, a Georgia corporation and each of the security holders party thereto.

    99.1  Joint Press Release, dated July 18, 2000.


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PLUM CREEK TIMBER COMPANY, INC.


                                  By:  /s/    William R. Brown
                                       -----------------------------
                                       WILLIAM R. BROWN
                                       Executive Vice President and
                                       Chief Financial Officer
                                       (Duly Authorized Officer and Principal
                                       Financial and Accounting Officer)


Date:  July 20, 2000

                                 EXHIBIT INDEX

Exhibit
Designation    Nature of Exhibit
-----------    -----------------

2.1 Agreement and Plan of Merger, dated as of July 18, 2000, by and among Plum Creek Timber Company, Inc., a Delaware corporation, Georgia-Pacific Corporation, a Georgia corporation and North American Timber Corp., NPI Timber, Inc., GNN Timber, Inc., LRFP Timber, Inc., and NPC Timber, Inc., each a Delaware corporation and a wholly owned subsidiary of Georgia-Pacific Corporation.

9.1 Voting Agreement and Consent dated as of July 18, 2000, by and among Plum Creek Timber Company, Inc., a Delaware corporation, Georgia-Pacific Corporation, a Georgia corporation and each of the security holders party thereto.

99.1           Joint Press Release, dated July 18, 2000.